UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 29, 2004
                                                        (OCTOBER 29, 2004)

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                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)

                             ----------------------

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-14036                                          43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 WEST 11TH STREET, KANSAS CITY, MISSOURI                              64105
(Address of principal executive offices)                              (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report).

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 29, 2004, the Compensation Committee of the Board of Directors of DST Systems, Inc. ("DST") voted, as part of the compensation strategy summarized in Item 7.01 hereof, to grant as of November 10, 2004 shares of restricted stock to certain participants in the Plan, including certain of the named executive officers of DST. The following description is a brief summary of the material terms and conditions of the restricted share grants to those named executive officers listed below, each of whom were listed in the Summary Compensation Table in DST's most recent proxy statement dated March 31, 2004 and who are currently executive officers of DST or a wholly-owned subsidiary of DST. The grant of restricted shares is subject to the grantee's execution of the Restricted Shares Award Agreement. This summary is not intended to be complete, and is qualified in its entirety by reference to the form of Restricted Shares Award Agreement included as Exhibit 10.1 to this report and incorporated herein by reference.

     Subject to early lapsing and forfeiture provisions, the restrictions on the shares received by such executive officers will lapse on January 31, 2010, provided that an earnings per share goal to be set by the Compensation Committee within 90 days of the date of the grant (the "EPS Goal") is met for a fiscal year from and including 2005 through 2009.

     If the grantee reaches age 60 and retires or is terminated without cause as part of a reduction in force, the restrictions will lapse for a pro-rata number of shares. The restrictions will lapse upon the grantee's death or disability or upon a termination without cause of the grantee's employment on the date of and in connection with a business unit divestiture. The restrictions will lapse upon a change in control; provided, however, that the Compensation Committee may, in certain circumstances set forth in the Restricted Shares Award Agreement, unilaterally amend the agreement so that restrictions shall lapse on only a pro-rated number of shares upon a change in control. If such an amendment occurs, the Compensation Committee may set the conditions for the lapsing of restriction subsequent to the change in control on the remaining shares.

     Except as provided in the immediately preceding paragraph, if a change in control has not occurred, the shares will be forfeited to DST without the payment of consideration upon termination of employment or if DST does not meet the EPS Goal. The shares must also be forfeited if the employee violates any of the non-compete, non-use or non-disclosure provisions of the Restricted Shares Award Agreement. Prior to the release of restrictions, the grantee may not dispose of the shares of restricted stock except under certain limited circumstances.

     Each of the following named executive officers received the following number of restricted shares:


                                                                     SHARES OF
                                                                     RESTRICTED
NAMED EXECUTIVE OFFICER                                              STOCK
---------------------------------------------------------------   --------------
Thomas A. McDonnell, President and Chief Executive Officer            200,500
Thomas A. McCullough, Executive Vice President and Chief
        Operating Officer                                             137,800
J. Michael Winn, Managing Director of DST International Limited        75,000

ITEM 7.01 REGULATION FD DISCLOSURE

     The grants of shares of  restricted  common stock of DST  discussed in Item
1.01 were the result of a determination by the Compensation Committee to make an overall grant of 2,836,600 shares of restricted common stock of DST as of November 10, 2004 to officers and certain other participants in the DST Systems, Inc. 1995 Stock Option and Performance Award Plan. The grant is subject to the grantee's execution of an award agreement containing certain non-compete, non-disclosure and non-solicitation provisions. For ten senior executive officers, the restricted shares are subject to the EPS Goal that must be met as an additional condition to the lapse of restrictions on January 31, 2010. Subject to early lapsing and forfeiture provisions, the restrictions on the shares granted to all other officers and participants lapse on November 10, 2009.

     The restricted stock grants cover the five-year period of 2005 through 2009 and are intended to be the only restricted stock grants for such periods other than for new hires or promotions, for special employee recognition purposes, and, in accordance with past practice, for the portion of each annual incentive bonus the executive officers are required to take in the form of equity compensation. The Compensation Committee made the grant after evaluating DST's equity compensation practices, particularly in light of pending changes in the accounting rules applicable to stock options.

     The following corporate objectives were established as part of the evaluation:

     o Establish a program that provided for a fixed and reasonable level of expense over an extended period of time
     o Provide a mechanism for long-term retention of officers and key management
     o Fix the maximum amount of dilution associated with equity compensation grants
     o Provide grants only to those who have the effective ability to enhance earnings performance
     o Use a vehicle that would be easily understood, have a greater perceived value by the grantees and would more likely result in long-term holding of DST stock by management
     o Comply with rules on full tax deductibility of equity compensation expense
     o Continue to align the interests of management and shareholders in creating long-term sustained earnings growth.

     To  achieve  these  corporate   objectives,   the  Compensation   Committee
restructured the approach to equity compensation by:

     o Establishing a benchmark that equity compensation expense should approximate 6-7% of pre-tax income on an annual basis
     o Changing the primary form of equity compensation from stock options to restricted stock
     o Making 5 year upfront cliff vested restricted stock grants to key management
     o Incorporating a performance feature for certain members of senior executive management to link pay to performance and comply with tax deductibility rules.

     The 2,836,600 shares granted will be considered for purposes of diluted earnings per share calculations in accordance with GAAP.

     The use of a long term, cliff-vested restricted stock grant allows for the cost of the grant to be spread evenly over the vesting period. The level of grants made in 2004 represent approximately 7% of pre-tax profit for 2004. If DST's earnings change over the vesting period, the amount of equity compensation expense as a percentage of pre-tax profits will change. Set forth below is the estimated amount of amortized compensation expense (in thousands) attributable to the grant for each year covered by the grant based upon the average of the high and low trading prices for the Company's shares on October 28, 2004:

         2004      2005      2006       2007       2008       2009
         ----      ----      ----       ----       ----       ----
        $4,250    $25,501   $25,501    $25,501    $25,501    $21,251

     The information in this Item 7.01, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"). Unless expressly incorporated into a filing of DST under the Securities Act of 1933, as amended or the Exchange Act made after the date hereof, the information contained in this Item 7.01 shall not be incorporated by reference into any filing of DST, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of information under this Item 7.01 is not an indication that this Item 7.01 contains material information that is not otherwise publicly available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c). Exhibits

EXHIBIT
NUMBER            DESCRIPTION
-------           ------------
10.1              Form of Restricted Shares Award Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of October, 2004.

                             DST SYSTEMS, INC.


                             By: /s/ Randall D. Young
                                 ----------------------------
                                 Randall D. Young
                                 Vice President, General Counsel and Secretary